SEVENTH AMENDMENT TO CREDIT AGREEMENT
THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT, dated as of July 19, 2018 (this “Amendment”), is among AROTECH CORPORATION (collectively, the “Borrower”), the other Loan Parties party to the Credit Agreement described below and JPMORGAN CHASE BANK, N.A. (the “Lender”).
RECITAL
The Borrower, the other Loan Parties and the Lender are parties to a Credit Agreement dated as of March 11, 2016, as amended by a certain First Amendment to Credit Agreement dated as of, as further amended by a certain Second Amendment to Credit Agreement dated as of June 25, 2016, as further amended by a certain Third Amendment to Credit Agreement dated as of June 1, 2017, as further amended by a certain Fourth Amendment to Credit Agreement dated as of June 20, 2017, as further amended by a certain Fifth Amendment to Credit Agreement dated as of September 30, 2017; and as further amended by a certain Sixth Amendment to Credit Agreement dated as of July 16, 2018 (as may be further amended or modified from time to time, the “Credit Agreement”), and desire to amend the Credit Agreement on the terms and conditions of this Amendment.
TERMS
In consideration of the premises and of the mutual agreements herein contained, the parties hereby agree as follows:
ARTICLE IAMENDMENTS. Upon fulfillment of the conditions set forth in Article III hereof, the Credit Agreement shall be amended as follows:
1.1    The following definitions are added to Section 1.01 of the Credit Agreement:
“Seventh Amendment” means the Seventh Amendment to this Agreement among the parties hereto.
“Seventh Amendment Effective Date” means the date the Seventh Amendment is Effective.
1.2    The defined term “Sixth Amendment Letter of Credit” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety.
1.3    Section 2.04(c) of the Credit Agreement is restated as follows:
(c) Expiration Date. Each Letter of Credit shall expire (or be subject to termination or non-renewal by notice from the Lender to the beneficiary thereof) at or prior to the close of business on the earlier of (i) the date one year after the date of the issuance of such Letter of Credit (or, in the case of any renewal or extension thereof, including, without limitation, any automatic renewal provisions, one year after such renewal or extension) and (ii) the date that is one year following the Revolving Credit maturity Date, provided that, the issuance of any Letter of Credit with an expiry date after the Revolving Credit Maturity Date shall be issued in the sole and uncontrolled discretion of the Lender, and the Lender has no obligation to issue any such Letter of Credit. If the Borrower does not terminate and fully reimburse its obligations under any outstanding Letter of Credit prior to the Revolving Credit Maturity Date, then the cash collateralization provisions of Section 2.04(h) herein shall apply until the expiration of any outstanding Letter of Credit and the payment in full of all reimbursement and other obligations under any outstanding Letter of Credit.
1.4    Section 2.04(h) of the Credit Agreement is restated as follows:
(h) Cash Collateralization. If any Event of Default shall occur and be continuing, on the Business Day that the Borrower receives notice from the Lender demanding the deposit of cash collateral pursuant to this paragraph, the Borrower shall deposit in an account with the Lender, in the name and for the benefit of the Lender (the “LC Collateral Account”), an amount in cash equal to 105% of the amount of the LC Exposure as of such date plus accrued and unpaid interest thereon; provided that the obligation to deposit such cash collateral shall become effective immediately, and such deposit shall become immediately due and payable, without demand or other notice of any kind, upon the occurrence of any Event of Default with respect to the Borrower described in clause (h) or (i) of Article VII and, notwithstanding anything herein to the contrary, the Borrower shall deposit such cash collateral on the Revolving Credit maturity Date, without demand or other notice of any kind, with respect to any Letter of Credit outstanding on the Revolving Credit Maturity Date. The Borrower also shall deposit cash collateral in accordance with this paragraph as and to the extent required by Section 2.09(b). Each such deposit shall be held by the Lender as collateral for the payment and performance of the Secured Obligations. The Lender shall have exclusive dominion and control, including the exclusive right of withdrawal, over the LC Collateral Account and the Borrower hereby grants the Lender a security interest in the LC Collateral Account and all moneys or other assets on deposit therein or credited thereto. Other than any interest earned on the investment of such deposits, which investments shall be made at the option and sole discretion of the Lender and at the Borrower’s risk and expense, such deposits shall not bear interest. Interest or profits, if any, on such investments shall accumulate in such account. Moneys in such account shall be applied by the Lender for LC Disbursements for which it has not been reimbursed and, to the extent not so applied, shall be held for the satisfaction of the reimbursement obligations of the Borrower for the LC Exposure at such time or, if the maturity of the Loans has been accelerated, be applied to satisfy other Secured Obligations. If the Borrower is required to provide an amount of cash collateral hereunder as a result of the occurrence of an Event of Default, such amount (to the extent not applied as aforesaid) shall be returned to the Borrower within three (3) Business Days after all such Events of Default have been cured or waived as confirmed in writing by the Lender.
ARTICLE II    REPRESENTATIONS. Each Loan Party represents and warrants to the Lender that:
2.1    The execution, delivery and performance of this Amendment are within its powers, have been duly authorized and are not in contravention with any law, or the terms of its articles of incorporation or organization (as applicable), by-laws or operating agreement (as applicable), or any undertaking to which it is a party or by which it is bound.

2.2    The Amendment is the valid and binding obligation of each Loan Party, enforceable against such Borrower in accordance with its terms.
2.3    After giving effect to the amendments and waivers herein contained, the representations and warranties contained in the Credit Agreement and the other Loan Documents are true on and as of the date hereof with the same force and effect as if made on and as of the date hereof and no Default has occurred and is continuing.
ARTICLE III     CONDITIONS OF EFFECTIVENESS. This Amendment shall be effective as of the date hereof when each of the following is satisfied:
3.1    Each Loan Party and the Lender shall have executed this Amendment.
ARTICLE IV    MISCELLANEOUS.
4.1    References in the Loan Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby and as further amended from time to time. This Amendment is a Loan Document. Terms used but not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement. Without limiting the foregoing, each of the Loan Parties acknowledges and agrees that all references to Secured Obligations in any of the Collateral Documents shall be deemed references to Secured Obligations as such term is amended hereby and as further amended or modified from time to time in accordance with the Loan Documents.
4.2    Except as expressly amended hereby, each Loan Party agrees that the Loan Documents are ratified and confirmed and shall remain in full force and effect and that it has no set off, counterclaim, defense or other claim or dispute with respect to any of the foregoing.
4.3    This Amendment may be signed upon any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument and signatures sent by facsimile or other electronic imaging shall be enforceable as originals.
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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and delivered as of the day and year first above written.

AROTECH CORPORATION

By: /s/ Kelli L. Kellar

Name: Kelli L. Kellar

Title: VP Finance & CFO

FAAC INCORPORATED

By: /s/ Kelli L. Kellar

Name: Kelli L. Kellar

Title: Treasurer

ELECTRIC FUEL BATTERY CORP.

By: /s/ Kelli L. Kellar

Name: Kelli L. Kellar

Title: Treasurer

UEC ELECTRONICS, LLC

By: /s/ Kelli L. Kellar

Name: Kelli L. Kellar

Title: Treasurer

JPMORGAN CHASE BANK, N.A.

By: /s/ Michelle L. Montague

Name: Michelle L. Montague

Title: Vice President

SIGNATURE PAGE TO SEVENTH AMENDMENT TO CREDIT AGREEMENT